October 3, 2011

Dreyfus Institutional Cash Advantage Funds

Dreyfus Institutional Cash Advantage Funds

Dreyfus Institutional Preferred Money Market Funds

-Dreyfus Institutional Preferred Money Market Fund

-Dreyfus Institutional Preferred Plus Money Market Fund

Dreyfus Institutional Reserves Funds

-Dreyfus Institutional Reserves Money Fund

-Dreyfus Institutional Reserves Treasury Fund

-Dreyfus Institutional Reserves Treasury Prime Fund

Dreyfus Liquid Assets, Inc.

Dreyfus Premier Short-Intermediate Municipal Bond Fund

-Dreyfus Short-Intermediate Municipal Bond Fund

The Dreyfus Fund Incorporated

The Dreyfus Third Century Fund, Inc.

The Statement of Additional Information for the funds listed above, dated May 1, 2011, as revised and amended August 1, 2011, September 1, 2011 and October 1, 2011, is effective only with respect to these funds, notwithstanding information appearing therein that relates to other funds, which information is of no effect.  Information on such other funds may be obtained by calling your financial adviser, or writing to a fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visiting www.dreyfus.com  or calling 1-800-DREYFUS (1-516-794-5452 outside the U.S.).